2022

Barings

PARTICIPATION INVESTORS

2022 Annual Report

BARINGS PARTICIPATION INVESTORS
Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
INVESTMENT OBJECTIVE & STRATEGIES
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below- investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase
Plan.
In this report, you will find a complete listing of the Trust’s holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust’s Annual Meeting of Shareholders, which will be held on May 18, 2023 at 8:00 A.M. (Eastern Time) in Charlotte, North Carolina, and virtually at the following website.
https://www.viewproxy.com/barings/broadridgevsm/

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust’s website at http://www.barings.com/mpv; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec. gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2022 is available (1) on the Trust’s website at http://www.barings.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.
FORM N-PORT
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the
SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.barings.com/mpv or upon request by calling, toll-free, 1-866-399-1516.
LEGAL MATTERS
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.
BARINGS PARTICIPATION INVESTORS
c / o Barings LLC
300 South Tryon St., Suite 2500
Charlotte, NC 28202
1-866-399-1516
http://www.barings.com/mpv
ADVISER
Barings LLC
300 South Tryon St., Suite 2500
Charlotte, NC 28202
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
New York, NY 10154

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02111
CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110
TRANSFER AGENT & REGISTRAR
SS&C Global Investor & Distribution Solutions, Inc., formerly known as DST Systems, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

         Barings Participation Investors
2022 Annual Report

PORTFOLIO COMPOSITION AS OF 12/31/2022*

PORTFOLIO COMPOSITION AS OF 12/31/2021*
*Based on market value of total investments
In July 2017, the head of the U.K. Financial Conduct Authority (the “FCA”), announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. In March 2021, the FCA confirmed that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (a) immediately after December 31, 2021, in the case of sterling, euro, Swiss franc, and Japanese yen, and the one week and two month U.S. dollar settings; and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar settings. In addition, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities will cease to enter into new LIBOR contracts after January 1, 2022. At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the Alternative Reference Rates Committee, a steering committee convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York and comprised of large U.S. financial institutions, has recommended the use of the Secured Overnight Financing Rate, SOFR. There are many uncertainties regarding a transition from LIBOR to SOFR or any other alternative benchmark rate that may be established, including, but not limited to, the timing of any such transition, the need to amend all contracts with LIBOR as the referenced rate and, given the inherent differences between LIBOR and SOFR or any other alternative benchmark rate, how any transition may impact the cost and performance of impacted securities, variable rate debt and derivative financial instruments. In addition, SOFR or another alternative benchmark rate may fail to gain market acceptance, which could adversely affect the return on, value of and market for securities, variable rate debt and derivative financial instruments linked to such rates. The effects of a transition from LIBOR to SOFR or any other alternative benchmark rate on the Trust’s cost of capital and net investment income cannot yet be determined definitively. All of the Trust’s loan agreements with the Trust’s portfolio companies include fallback language in the event that LIBOR becomes unavailable.

         Barings Participation Investors
2022 Annual Report
This language generally either includes a clearly defined alternative reference rate after LIBOR’s discontinuation or provides that the administrative agent may identify a replacement reference rate, typically with the consent of (or prior consultation with) the borrower. In certain cases, the administrative agent will be required to obtain the consent of either a majority of the lenders under the facility, or the consent of each lender, prior to identifying a replacement reference rate. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market value for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to the Trust and could have a material adverse effect on the Trust’s business, financial condition and results of operations.

Hypothetical growth of $10,000 Investment (unaudited)

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$18,715
$14,843
1/1/2013
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
Barings Corporate Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns December 31, 2022	1 Year	5 Year	10 Year
Barings Participation Investors	(10.57%)	4.22%	6.49%
Bloomberg Barclays U.S. Corporate High Yield Index	(11.19%)	2.31%	4.03%
Data for Barings Participation Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

         Barings Participation Investors
2022 Annual Report
TO OUR SHAREHOLDERS
I am pleased to share with you the Trust’s Annual Report for the year ended December 31, 2022.

PORTFOLIO PERFORMANCE
The Trust’s net total portfolio rate of return for 2022 was 4.42%, as measured by the change in net asset value assuming the reinvestment of all dividends and distributions. The Trust’s total net assets were $158,923,575 or $14.99 per share, as of December 31, 2022. This compares to $161,080,475 or $15.19 per share, as of December 31, 2021. The Trust paid a quarterly dividend of $0.20 per share the first two quarters of 2022, $0.22 for the third quarter, and $0.24 for the fourth quarter, for a total annual dividend of $0.86 per share, representing a 7.5% increase to the 2021 dividend. The Trust paid a quarterly dividend of $0.20 per share for each of the four quarters of 2021, for a total annual dividend of $0.80 per share. Net taxable investment income for 2022 was $1.01 per share, including approximately $0.02 per share of non-recurring income, compared to 2021 net taxable investment income of $0.89 per share, which included approximately $0.12 per share of non-recurring income.
The Trust’s stock price decreased 16.76% during 2022, from $14.80 as of December 31, 2021 to $12.32 as of December 31, 2022. The Trust’s stock price of $12.32 as of December 31, 2022 equates to a 17.8% discount to the December 31, 2022 net asset value per share of $14.99. The Trust’s average quarter-end premium/discount for the 3-, 5-, 10- and 15-year periods ended December 31, 2022 was -12.1%, -1.9%, 0.2%, and 3.5%, respectively.
The table below lists the average annual net returns of the Trust’s portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Bloomberg Barclays U.S. Corporate High Yield Index for the 1-, 3-, 5-, 10- and 25-year periods ended December 31, 2022 and the Credit Suisse Leveraged Loan Index for the 1-, 3- and 5-year periods ended December 31, 2022 are provided for comparison purposes only.

	The Trust	Bloomberg Barclays US Corporate HY Index	Credit Suisse Leveraged Loan Index
1 Year	4.42%	(11.19)%	(1.06)%
3 Years	8.80%	0.05%	2.34%
5 Years	8.37%	2.31%	3.24%
10 Years	9.55%	4.03%
25 Years	10.81%	5.86%
Past performance is no guarantee of future results
PORTFOLIO ACTIVITY
Consistent with the stated Investment Objective of the Trust, we continue to search for relative value, identifying investments that provide current yield as well as those with opportunities for capital gains. The Trust closed six new private placement investments and 17 add-on investments in existing portfolio companies totaling $3.3 million during the fourth quarter. For the year, the Trust closed 29 new private placement investments and 58 add-on investments in existing portfolio companies. The add-on investments include additional term loans and equity co-investment as well as drawdowns on revolvers and delayed draw term loans. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in private placement investments in 2022 was $23.6 million, which was significantly lower than the $149.1 million of private placement investments made by the Trust in 2021. The lower investment amount can be attributed to fewer realizations in 2022.
Several macroeconomic risks continued during the quarter amid an uncertain environment for investors across the broader capital markets. Concerns, previously focused on COVID-19 and disrupted supply chains, swiftly shifted to inflation, the hiking of interest rates by central banks and the likelihood of a recession. While there continues to be levels of uncertainty and volatility we have not seen for some time, we take comfort that as bottom-up long-term investors we invest in high quality companies, in defensive sectors which we believe will perform through economic cycles (and volatile periods such as these). Both credit quality and capital structure of portfolio companies are key factors in our analysis, along with the quality of the ownership and management groups. As fundamental long-term investors, we believe it is imperative to remain disciplined and underwrite capital structures which will remain sound through economic cycles (and varying interest rate environments). We also seek to maintain a high level of portfolio diversification overall, looking at both industry and individual credit concentration. From a return perspective, the floating rate loans that constitute a majority of the portfolio provide some protection and higher returns in an inflationary environment. The North American Private

         Barings Participation Investors
2022 Annual Report
Finance team continues to see good investment opportunities, and while the activity, by number of investments and volume, was lower than the prior corresponding period, the quality of the investment opportunities remains high.
As market conventions have largely migrated to all senior capital structures, the Trust’s flexible Investment Objective has allowed for continued investing in small to middle market companies. As of December 31, 2022, 66% of the Trust’s investment portfolio is in first lien senior secured loans which provides strong risk adjusted returns for the Trust given the senior position in the capital stack. These investments have proven resilient to date. Junior debt comprised 16% of the Trust’s portfolio and we will continue to invest in junior debt when the capital structure and risk adjusted return is deemed appropriate. Equity co-investments alongside the debt investments (12% of the Trust’s portfolio) provide an opportunity for the Trust to realize capital gains in the future. Realized capital gains are typically retained to increase the earnings capacity of the Trust.
The Trust maintains liquidity based on the combined available cash balance and short-term investments of $4.9 million or 2.6% of total assets, and low leverage profile at 0.15x as of December 31, 2022. Given the migration of the portfolio towards more senior secured investments, the Trust arranged for a $15.0 million committed revolving credit facility with MassMutual (See Note 4). This facility coupled with the current cash balance provides liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits including potential access for portfolio companies to additional capital if needed and strategic thinking to compliment a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.
We had eight companies exit from the Trust’s portfolio during 2022. This level of exit activity in the Trust’s portfolio was significantly below recent years as realization levels have ranged from 18-32 exits annually since 2014. In seven of these exits, the Trust realized a positive return on its investment. This lower level of realization activity in 2022 highlights the impact of the macroeconomic risks on the middle market M&A and debt markets.
During 2022, the Trust had two portfolio companies fully or partially pre-pay their debt obligations. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are generally driven by performing companies seeking to take advantage of lower interest rates and the abundance of debt capital. Unless replaced by new private debt investments, these prepayments reduce net investment income. With the higher base rates, the level of refinancing activity the portfolio has experienced slowed in 2022 compared to prior years. Two portfolio companies paid dividends to the Trust on its equity holdings in those companies.
OUTLOOK FOR 2023
Two of the bigger questions in 2023 involve the Fed and the economy. Specifically, will the Fed continue raising interest rates throughout the year in order to combat inflation, potentially leading to a recession or will it slow the rate increases upon seeing evidence of lower inflation? Given the higher than expected PPI and CPI numbers released in February, there is a risk of more aggressive interest rate hikes as well as an increasing demand for products and services. This scenario raises the question as to whether supply chains can keep up with the renewed demand and whether we will see material increases in prices as a result of supply-chain bottlenecks, rising raw material and energy costs and labor shortages. Across the world, and particularly in regions with large manufacturing sectors which depend on international trade, these risks may be key. However, it is important to note that such issues do not affect every geography and sector the same. When constructing portfolios, we focus on investing in high-quality businesses which are leaders in their space and offer defensive characteristics which will allow them to perform through the cycle. In addition, our underwriting process includes forward-looking analysis that incorporates rising rates, higher input prices and increased labor costs, with a focus on their impact to interest coverage and other relevant ratios. Additionally, as the Trust portfolio has migrated to a higher percentage of first lien assets, our position as lender is further strengthened by the fact that we are lead or co-lead on over 80% of our first lien loans. As a lead or co-lead, we can influence the credit documents to ensure that we have appropriate protections and remedies in the event of any covenant violation or specific ‘ask” from the borrower or sponsor. Therefore, while segments of the broader economy may be affected by potential supply chain issues, increasing raw material and energy costs and labor shortages, we remain confident in our underwriting process and the current diversified portfolio to perform through the cycle.
As we enter 2023, default rates remain at relatively low levels, there appears to be plenty of both private equity and private debt capacity. While we expect the M&A activity to remain a bit subdued throughout the first quarter, our pipeline of investment opportunities remains relatively stable and healthy. However, as mentioned above, the dynamics within that market have been, and are expected to remain, aggressive. Rest assured that regardless of market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception:

         Barings Participation Investors
2022 Annual Report
investing in companies that we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Barings’ seasoned investment-management team, positions the Trust well to meet its long-term investment objectives.
In closing, we believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power.’ Through the growth of the Trust’s core earnings, we were able to increase each of the past two dividends, for a total annual dividend of $0.86 per share. The Trust’s 2022 net investment income of $0.97 per share, net of taxes, fully supported the full year dividend of $0.86 per share. Over the long term, we do anticipate further increases in the earnings power of the portfolio as a result of rising base rates. That said, our dividend strategy remains cautious due to (1) the uncertain impacts of significantly higher base rates on our portfolio companies and (2) a general desire to keep sufficient earnings margin on hand in the event the coming recession is more severe than our expectations.
As always, I would like to thank you for your continued interest in and support of Barings Participation Investors. I look forward to seeing you at the Trust’s annual shareholder meeting on Thursday, May 18, 2023.
Sincerely,

Christina Emery
President

         Barings Participation Investors
2022 Annual Report

2022 Dividends	Record Date	Total Paid	Ordinary Income	Short-Term Gains	Long-Term Gains
Regular	5/31/2022	$0.2000	$0.2000	$—	$—
Regular	8/29/2022	0.2000	0.2000	—	—
Regular	11/7/2022	0.2200	0.1877	—	0.0323
Regular	12/30/2022	0.2400	0.2400	—	—
		$0.8600	$0.8277	$—	$0.0323
The Trust did not have distributable net long-term gains in 2022.

Annual Dividend	Qualified for Dividend Received Deduction*		Qualified Dividends**		Interest Earned on U.S. Gov’t. Obligations
Amount per Share	Percent	Amount per Share	Percent	Amount per Share	Percent	Amount per Share
$0.86	0.0745%	$0.0006	0.0745%	$0.0006	0%	$0.0000
*    Not available to individual shareholders
**    Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2022

BARINGS PARTICIPATION INVESTORS
Financial Report

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Participation Investors
December 31, 2022 2022 Annual Report

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value
(Cost - $161,620,000)	$166,931,947
Corporate restricted securities - rule 144A securities at fair value
(Cost - $8,146,838)	7,708,341
Corporate public securities at fair value
(Cost - $4,124,432 )	3,707,322

Total investments (Cost - $173,891,270)	178,347,610
Cash	4,875,552
Foreign currencies (Cost - $6,830)	6,373
Dividend and interest receivable	2,449,182
Receivable for investments sold	179,056
Deferred financing fees	38,587
Other assets	224,347
Total assets	186,120,707
Liabilities:
Note payable	15,000,000
Credit facility	8,500,000
Dividend payable	2,544,408
Deferred tax liability	383,363
Investment advisory fee payable	357,578
Tax payable	325,000
Interest payable	50,017
Accrued expenses	36,766
Total liabilities	27,197,132
Commitments and Contingencies (See Note 7)
Total net assets	$158,923,575
Net Assets:
Common shares, par value $.01 per share	$106,017
Additional paid-in capital	144,612,192
Total distributable earnings	14,205,366
Total net assets	$158,923,575
Common shares issued and outstanding (14,787,750 authorized)	10,601,700
Net asset value per share	$14.99

See Notes to Consolidated Financial Statements 8

CONSOLIDATED STATEMENT OF OPERATIONS Barings Participation Investors
For the year ended December 31, 2022 2022 Annual Report

Investment Income:
Interest	$13,775,512
Dividends	114,395
Other	164,416
Total investment income	14,054,323
Expenses:
Investment advisory fees	1,432,374
Interest and other financing fees	1,012,153
Professional fees	401,759
Trustees' fees and expenses	269,000
Reports to shareholders	149,500
Custodian fees	24,000
Other	79,895
Total expenses	3,368,681
Investment income - net	10,685,642
Income tax, including excise tax expense	377,850
Net Investment income after taxes	10,307,792
Net realized and unrealized loss on investments and foreign currency:
Net realized loss on investments before taxes	(400,859)
Income tax expense	(36,587)
Net realized loss on investments and foreign currency transactions after taxes	(437,446)
Net decrease in unrealized depreciation of investments before taxes	(2,750,274)
Net increase in unrealized depreciation of foreign currency translation before taxes	(463)
Net increase in deferred income tax expense	(159,047)
Net increase in unrealized depreciation of investments and foreign currency transactions after taxes	(2,909,784)
Net loss on investments and foreign currency	(3,347,230)
Net increase in net assets resulting from operations	$6,960,562

See Notes to Consolidated Financial Statements 9

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Participation Investors
For the year ended December 31, 2022 2022 Annual Report

Net decrease in cash & foreign currencies:
Cash flows from operating activities:
Purchases of portfolio securities	$(29,385,861)
Proceeds from disposition of portfolio securities	21,681,176
Interest, dividends and other income received	11,807,538
Interest expense paid	(993,918)
Operating expenses paid	(2,410,731)
Income taxes paid	(1,252,012)
Net cash used by operating activities	(553,808)

Cash flows from financing activities:
Borrowings under credit facility	3,700,000
Repayments under credit facility	(1,200,000)
Cash dividends paid from net investment income	(8,693,394)
Financing fees paid	10,842
Net cash used for financing activities	(6,182,552)

Net decrease in cash & foreign currencies	(6,736,360)
Cash & foreign currencies - beginning of period	11,618,748
Effects of foreign currency exchange rate changes on cash and cash equivalents	(463)
Cash & foreign currencies - end of period	$4,881,925

Reconciliation of net increase in net assets to net cash used by operating activities:

Net increase in net assets resulting from operations	$6,960,562
Increase in investments	(5,248,502)
Increase in interest receivable	(931,373)
Increase in receivable for investments sold	261,612
Decrease in other assets	26,375
Decrease in tax payable	(837,575)
Increase in deferred tax liability	159,047
Decrease in payable for investments purchased	(908,449)
Increase in investment advisory fee payable	(15,395)
Increase in interest payable	18,235
Decrease in accrued expenses	(38,808)
Total adjustments to net assets from operations	(7,514,833)
Effects of foreign currency exchange rate changes on cash and cash equivalents	463
Net cash used by operating activities	$(553,808)

See Notes to Consolidated Financial Statements 10

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Participation Investors
2022 Annual Report

	For the year ended 12/31/2022		For the year ended 12/31/2021
Increase / (decrease) in net assets:
Operations:
Investment income - net	$10,307,792		$9,188,642
Net realized gain / (loss) on investments and foreign currency after taxes	(437,446)		4,867,781
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	(2,909,784)		11,328,033
Net increase in net assets resulting from operations	6,960,562		25,384,456
Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders	(8,775,068)		(8,481,360)
Net realized gains	(342,394)		—
Total increase / (decrease) in net assets	(2,156,900)	(2,156,900)	16,903,096
Net assets, beginning of year	161,080,475		144,177,379
Net assets, end of year	$158,923,575		$161,080,475

See Notes to Consolidated Financial Statements 11

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Participation Investors
2022 Annual Report
Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2022	2021	2020	2019	2018
Net asset value:
Beginning of year	15.19	$13.60	$13.80	$13.18	$13.91
Net investment income (a)	0.97	0.86	1.00	1.00	1.03
Net realized and unrealized gain/(loss) on investments	(0.31)	1.53	(0.40)	0.69	(0.68)
Total from investment operations	0.66	2.39	0.60	1.69	0.35
Dividends from net investment income to common shareholders	(0.83)	(0.80)	(0.80)	(1.08)	(1.08)
Dividends from realized gain on investments to common shareholders	(0.03)	—	—	—	—
Increase from dividends reinvested	—	—	0.00 (b)	0.01	0.00 (b)
Total dividends	(0.86)	(0.80)	(0.80)	(1.07)	(1.08)
Net asset value: End of year	$14.99	$15.19	$13.60	$13.80	$13.18
Per share market value: End of year	$12.32	$14.80	$11.88	$16.13	$15.05
Total investment return
Net asset value (c)	4.42%	17.84%	4.66%	13.21%	2.53%
Market value (c)	(10.57%)	32.09%	(21.11%)	14.72%	15.02%
Net assets (in millions):
End of year	$158.92	$161.08	$144.18	$146.08	$138.75
Ratio of total expenses to average net assets (d)	2.35%	2.66%	1.47%	2.26%	2.76%
Ratio of operating expenses to average net assets	1.46%	1.46%	1.38%	1.45%	1.56%
Ratio of interest expense to average net assets	0.63%	0.41%	0.43%	0.42%	0.42%
Ratio of income tax expense to average net assets	0.26%	0.79%	(0.34%)	0.39%	0.78%
Ratio of net investment income to average net assets	6.39%	5.99%	7.52%	7.30%	7.47%
Portfolio turnover	12%	43%	34%	22%	48%
(a) Calculated using average shares.
(b) Rounds to less than $0.01 per share.
(c) Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d) Total expenses include income tax expense.

Senior borrowings:
Total principal amount (in millions)	$24	$21	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$7,763	$8,670	$10,612	$10,739	$10,250

See Notes to Consolidated Financial Statements 12

CONSOLIDATED SCHEDULE OF INVESTMENTS Barings Participation Investors
December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 105.04%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
8.81% Term Loan due 06/24/2025 (LIBOR + 4.750%)	$2,415,264	*	$2,393,076	$2,415,264
* 07/01/19 and 12/09/20.

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
8.91% Term Loan due 12/31/2024 (LIBOR + 4.500%)	$974,753	12/19/18	968,359	963,381
8.91% Term Loan due 12/31/2024 (LIBOR + 4.500%)	$742,744	09/30/21	733,662	734,079
			1,702,021	1,697,460
Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
10.77% First Term Loan due 03/31/2028 (LIBOR + 5.750%) (G)	$490,267	04/05/22	453,333	451,932
Limited Liability Company Unit (B)	8,752 uts.	10/14/21	8,752	8,709
			462,085	460,641
Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	766 uts.	10/01/21	24,353	58,908
Limited Liability Company Unit Class A (B) (F)	197 uts.	10/01/21	6,320	15,194
Limited Liability Company Unit Class B (B) (F)	766 uts.	10/01/21	784	—
Limited Liability Company Unit Class B (B) (F)	197 uts.	10/01/21	202	—
			31,659	74,102
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
12.23% Second Lien Term Loan due 03/31/2029 (LIBOR + 7.500%)	$1,669,355	04/06/21	1,639,957	1,605,919
Limited Liability Company Unit (B)	56 uts.	04/06/21	55,645	127,318
			1,695,602	1,733,237
AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	114 uts.	10/04/12	113,636	195,598

Amtech Software
A provider of enterprise resource planning software and technology solutions for packaging manufacturers.
9.62% First Lien Term Loan due 11/02/2027 (LIBOR + 5.500%) (G)	$994,545	11/02/21	542,149	546,008

See Notes to Consolidated Financial Statements 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
10.54% Term Loan due 11/22/2028 (SOFR + 6.500%) (G)	$193,548.00	12/01/22	$162,018	$161,935
Limited Liability Company Unit (B)	8 uts.	12/01/22	8,000	8,000
			170,018	169,935
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
9.32% Term Loan due 07/15/2027 (SOFR + 5.000%) (G)	$464,787	07/15/22	435,336	435,239
Limited Liability Company Unit (B) (F)	535 uts.	07/15/22	11,221	12,900
			446,557	448,139
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1.00% PIK) Senior Subordinated Note due 12/31/2024	$869,614	11/19/15	869,569	762,652
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	9,999
			980,669	772,651
ASPEQ Holdings
A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
8.98% Term Loan due 10/31/2025 (LIBOR + 4.250%)	$1,121,968	11/08/19	1,113,968	1,121,968

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
10.73% Term Loan due 10/31/2024 (LIBOR + 6.000%)	$1,732,500	10/30/18	1,721,925	1,723,838

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,600
Common Stock (B)	210 shs.	08/17/15	210	315,194
			209,600	524,794
BBB Industries LLC - DBA (GC EOS Buyer Inc.)
A supplier of remanufactured and new parts to the North American automotive aftermarket.
13.30% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$454,545	07/25/22	437,342	438,990
Limited Liability Company Unit (B)	45 uts.	07/25/22	45,000	44,075
			482,342	483,065
Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
9.98% First Lien Term Loan due 11/19/2027 (LIBOR + 5.250%) (G)	$1,383,113	11/30/21	1,028,757	1,033,709
12.00% HoldCo PIK Note due 05/19/2028	$329,196	11/30/21	324,375	322,612
Limited Liability Company Unit (B)	44,231 uts.	11/30/21	44,231	42,019
			1,397,363	1,398,340

See Notes to Consolidated Financial Statements 14

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	51,064 shs.	10/12/12	$51,064	$8,681
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	3,235
			71,280	11,916
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK) (B)	183 shs.	08/12/22	181,022	184,409

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
10.48% Term Loan due 10/14/2027 (LIBOR + 5.750%) (G)	$1,414,940	10/14/21	1,269,430	1,267,597
Limited Liability Company Unit (B) (F)	111,835 uts.	10/14/21	111,835	116,309
			1,381,265	1,383,906
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
9.98% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$808,993	10/03/18	805,608	808,993

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
9.38% First Lien Term Loan due 04/30/2025 (LIBOR + 5.000%)	$870,342	05/14/18	864,389	826,825

Cadent, LLC
A provider of advertising solutions driven by data and technology.
11.23% Term Loan due 09/07/2023 (LIBOR + 6.500%)	$869,533	09/04/18	866,179	847,505
11.23% Term Loan due 09/11/2023 (LIBOR + 6.500%)	$379,516	07/13/22	369,816	369,901
			1,235,995	1,217,406
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
10.98% Term Loan due 12/10/2028 (LIBOR + 6.250%) (G)	$2,483,018	12/13/21	2,205,078	2,182,713

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
10.73% Term Loan due 12/27/2027 (LIBOR + 6.000%) (G)	$980,124	12/28/21	889,197	876,093
Limited Liability Company Unit (B) (F)	24,016 uts.		25,331	25,937
			914,528	902,030

See Notes to Consolidated Financial Statements 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Cleaver-Brooks, Inc.
A manufacturer of full suite boiler room solutions.
13.00% Term Loan due 07/14/2028 (SOFR + 5.750%) (G)	$627,909	07/18/22	$555,762	$556,699
11.00% HoldCo PIK Note 07/14/2029	121186	07/18/22	118,692	118,871
			674,454	675,570
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
10.39% Term Loan due 01/04/2027 (LIBOR + 6.000%)	$1,640,141	01/29/21	1,615,198	1,626,883
Limited Liability Company Unit (B) (F)	55,645 uts.	01/29/21	55,645	70,391
			1,670,843	1,697,274
Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
8.82% Term Loan due 12/28/2027 (LIBOR + 4.500%) (G)	$965,776	02/14/22	866,702	854,151
9.29% Term Loan due 12/28/2027 (SOFR + 4.750%) (G)	$106,672	12/30/22	103,471	103,471
Preferred Stock (B)	28 shs.	02/14/22	27,551	51,373
			997,724	1,008,995
Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
12.07% Term Loan due 04/17/2027 (SOFR + 7.750%)	$2,037,885	*	1,999,672	1,996,391
Limited Liability Company Unit Class B (B)	6,629 uts.	04/23/20	—	39,009
* 04/23/20, 10/30/20 and 11/18/20.			1,999,672	2,035,400

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$1,302,791	04/15/22	1,282,128	1,272,827
Limited Liability Company Unit (B) (F)	158,995 uts.	10/14/21	431,250	547,739
			1,713,378	1,820,566
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
10.57% Term Loan due 04/19/2028 (SOFR + 5.750%) (G)	$707,156	04/15/22	649,835	651,529

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
9.24% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$581,117	01/30/20	576,276	554,967
Limited Liability Company Unit (B) (F)	1,237 shs.	*	49,559	23,256
* 01/30/20 and 03/05/21			625,835	578,223

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
10.23% Term Loan due 12/22/2026 (LIBOR + 5.500%)	$1,374,839	12/22/20	1,356,621	1,263,477

See Notes to Consolidated Financial Statements 16

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
10.26% First Lien Term Loan due 09/30/2028 (SOFR + 6.000%) (G)	239,902	11/02/22	$186,583	$186,427
Preferred Stock (B)	9,615 shs.	11/02/22	9,615	9,615
			196,198	196,042
Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
10.38% Term Loan due 12/28/2026 (LIBOR + 6.000%) (G)	$1,583,864	12/29/21	1,182,210	1,185,326
Limited Liability Company Unit (B)	2,209 uts.	12/29/21	94,091	83,658
			1,276,301	1,268,984
Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11.00% Senior Subordinated Note due 04/06/2023 (D)	$1,420,588	10/07/16	1,337,136	1,400,700
Limited Liability Company Unit (B) (F)	368,799 uts.	*	368,928	175,180
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			1,706,064	1,575,880

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
10.48% Term Loan due 09/30/2027 (LIBOR + 5.750%)	$1,630,951	10/01/21	1,605,139	1,611,923
Limited Liability Company Unit (B) (F)	73,333 uts.	10/01/21	73,404	66,366
			1,678,543	1,678,289
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
10.70% Term Loan due 07/01/2027 (LIBOR + 6.000%) (G)	$1,720,860	07/20/21	1,546,938	1,546,425

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
11.70% Second Lien Term Loan due 11/05/2029 (LIBOR + 7.000%)	$1,679,204	11/22/21	1,653,914	1,613,715
Limited Liability Company Unit (B)	46 uts.	11/22/21	45,796	80,437
			1,699,710	1,694,152
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
10.47% Term Loan due 12/30/2027 (LIBOR + 5.750%) (G)	$990,730	12/30/21	901,223	903,848

Electric Power Systems International, Inc.
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
10.48% Term Loan due 04/19/2028 (LIBOR + 5.750%) (G)	$1,238,411	04/19/21	1,169,543	1,177,553

See Notes to Consolidated Financial Statements 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	1,218,266 uts.	10/14/16	$159,722	$219,288

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
11.00% Term Loan due 09/14/2027 (LIBOR + 6.250%)	$700,251	09/14/21	689,230	692,302

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.50% (0.50% PIK) Senior Subordinated Note due 12/31/2023	$1,364,289	06/30/17	1,360,254	1,364,289
Limited Liability Company Unit (B) (F)	397,695 uts.	06/30/17	397,695	948,503
			1,757,949	2,312,792
ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
11.70% Term Loan due 12/15/2025 (LIBOR + 5.750%)	$993,493	02/09/21	987,436	990,328

eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
9.38% Term Loan due 11/05/2027 (LIBOR + 5.000%) (G)	$1,539,721	11/05/21	1,050,886	1,066,511

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	273 uts.	*	295,518	273,983
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	49,342 uts.	12/15/10	42,343	669,568

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
12.05% Second Lien Term Loan due 04/27/2030 (SOFR+ 7.250%)	$476,190	05/04/22	467,454	462,381
Limited Liability Company Unit Common (B) (F)	34 uts.	10/14/21	33,631	33,454
			501,085	495,835

See Notes to Consolidated Financial Statements 18

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Follett School Solutions
A provider of software for K-12 school libraries.
10.13% First Lien Term Loan due 07/09/2028 (LIBOR + 5.750%)	$1,692,765	08/31/21	$1,665,371	$1,673,957
LP Units (B) (F)	881 uts.	08/30/21	8,805	12,904
LP Interest (B) (F)	200 shs.	08/30/21	2,003	2,935
			1,676,179	1,689,796
Fortis Payments, LLC
A payment service provider operating in the payments industry.
9.93% First Lien Term Loan due 05/31/2026 (SOFR + 5.250%) (G)	$500,000	10/31/22	303,296	302,500

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
10.48% Term Loan due 05/24/2027 (LIBOR + 5.750%) (G)	$1,601,016	05/21/21	1,029,662	1,061,953
Limited Liability Company Unit (B) (F)	108 shs.	05/21/21	107,813	135,604
			1,137,475	1,197,557
GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	118,963
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	118,963
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
Preferred Stock (B)	650 shs.	03/29/19	649,606	839,687
Common Stock (B)	1,181 shs.	03/27/13	118,110	14,297
			767,716	853,984
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
10.73% Term Loan due 04/27/2027 (LIBOR + 6.000%)	$2,372,138	*	2,364,475	2,334,184
10.43% Term Loan due 04/27/2027 (LIBOR + 5.500%)	$83,468	04/27/21	82,267	81,382
Preferred Stock (B) (F)	3,737 shs.	04/27/21	103,147	95,318
* 12/19/17 and 04/16/19.			2,549,889	2,510,884

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	141,398
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	—
*12/19/14 and 04/29/16.			371,644	141,398

See Notes to Consolidated Financial Statements 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028 (G)	$1,877,531	11/17/21	$1,795,718	$1,782,716

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	102 uts.	01/17/14	101,563	297,604

Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
9.38% Term Loan due 03/30/2027 (LIBOR + 5.000%)	$844,452	03/26/21	832,512	806,452

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	47 uts.	10/14/11	—	—
			—	—
HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
11.66% Term Loan due 07/07/2025 (SOFR + 8.500%) (G)	$748,807	07/27/22	568,770	568,722

Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
10.34% Term Loan due 02/04/2028 (LIBOR + 6.000%)	$385,397	04/05/22	378,669	374,606

IM Analytics Holdings, LLC (d.b.a. Noise @ Vibration)
A provider of test and measurement equipment used for vibration, noise, and shock testing.
12.40% Term Loan due 11/22/2023 (LIBOR + 8.000%)	$437,655	11/21/19	436,672	418,398
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	8,885 shs.	11/25/19	—	—
			436,672	418,398
JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
9.88% Term Loan due 04/20/2026 (LIBOR + 5.500%)	$676,292	05/04/21	662,747	631,656

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
10.16% First Lien Term Loan due 12/20/2027 (LIBOR + 5.750%) (G)	$1,261,603	02/28/22	1,075,466	1,078,847
Common Stock (B) (F)	384 shs.	02/28/22	38,397	45,489
			1,113,863	1,124,336

See Notes to Consolidated Financial Statements 20

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
10.12% Term Loan due 09/30/2026 (LIBOR + 5.000%) (G)	$1,236,523	11/18/20	$825,579	$826,112
10.12% First Lien Term Loan due 10/31/2027 (LIBOR + 5.000%) (G)	$442,432	11/08/21	260,819	262,504
Limited Liability Company Unit Class (B)	20 uts.	11/19/20	19,757	18,602
			1,106,155	1,107,218
Kings III
A provider of emergency phones and monitoring services.
10.40% First Lien Term Loan due 07/07/2028 (SOFR + 6.000%) (G)	$500,000	08/31/22	372,288	372,823

LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
9.48% Term Loan due 12/23/2027 (LIBOR + 4.750%) (G)	$1,713,774	02/07/22	1,463,845	1,468,269
Limited Liability Company Unit (B) (F)	4,528 uts.	02/07/22	4,528	5,614
			1,468,373	1,473,883
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
9.92% Term Loan due 12/18/2026 (LIBOR + 6.250%)	$2,464,330	*	2,430,311	2,432,203
* 12/22/20 and 09/09/21

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
10.32% Term Loan due 07/08/2028 (SOFR + 6.500%) (G)	$599,702	07/14/22	579,401	580,317

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.50% Senior Subordinated Note due 12/31/2024 (D)	$419,971	01/15/10	404,121	—
15.00% (2.50% PIK) Senior Subordinated Note due 12/31/2024 (D)	$115,253	10/05/10	114,604	—
Common Stock (B)	35 shs.	10/05/10	35,400	—
Common Stock Class B (B)	118 shs.	01/15/10	117,647	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	—
			766,351	—
Marshall Excelsior Co.
A designer, manufacturer and supplier of mission critical, highly engineered flow control products used in the transportation, storage and consumption of liquified petroleum gas, liquified anhydrous ammonia, refined industrial and cryogenic gases.
9.80% Term Loan due 02/18/2028 (SOFR + 5.500%) (G)	$603,803	02/24/22	574,923	575,665

See Notes to Consolidated Financial Statements 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13.00% Senior Subordinated Note due 07/20/2022 (D)	$868,102	04/17/15	$867,529	$—
Limited Liability Company Unit (B)	5 uts.	04/17/15	678,329	—
			1,545,858	—
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
10.30% First Out Term Loan due 11/22/2025 (SOFR + 5.500%)	$483,638	11/25/19	478,886	483,638

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	30,926 shs.	07/25/19	12,412	—
Preferred Stock Series C (B)	1,275 shs.	09/22/20	457,365	—
Common Stock Class B (B)	259,252 shs.	*	244,163	—
Warrant, exercisable until 2030, to purchase common stock at $.01 per share (B)	351,890 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			713,940	—

MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
9.88% First Lien Term Loan due 07/30/2027 (LIBOR + 5.500%)	$1,185,000	08/09/21	1,166,809	1,085,460
Limited Liability Company Unit (B)	100,000 uts.	08/09/21	100,000	70,500
			1,266,809	1,155,960
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
10.00% Second Lien Term Loan due 06/23/2027	$606,154	06/27/22	595,874	580,696
Common Stock (B) (F)	4,118 shs.	02/28/22	411,765	273,350
			1,007,639	854,046
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
9.79% Incremental Term Loan due 08/21/2026 (LIBOR + 5.500%)	$783,584	11/05/21	771,691	771,540
9.79% Term Loan due 08/21/2026 (LIBOR + 5.500%)	$548,682	08/25/20	540,339	540,249
			1,312,030	1,311,789

See Notes to Consolidated Financial Statements 22

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
10.23% First Lien Term Loan due 11/30/2027 (LIBOR + 5.500%) (G)	$759,268	12/06/21	$561,431	$499,465
10.23% Incremental Term Loan due 12/06/2027 (LIBOR + 5.500%) (G)	$869,369	12/28/21	856,743	785,909
Limited Liability Company Unit Class A Preferred (B)	790 uts.	12/06/21	79,043	51,670
Limited Liability Company Unit Class B Common (B)	88 uts.	12/06/21	8,783	—
			1,506,000	1,337,044
National Auto Care
A provider of professional finance and insurance products and consulting services to auto, RV, and powersports dealerships.
9.45% First Lien Term Loan due 09/28/2024 (SOFR + 5.000%) (G)	$991,932	12/20/21	886,109	889,422

Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
9.57% Term Loan due 02/01/2026 (LIBOR + 5.250%) (G)	$1,161,705	02/10/21	1,147,768	1,142,259
9.57% Incremental Term Loan due 02/01/2027 (SOFR + 5.250%)	$516,206	11/14/22	503,703	503,301
			1,651,471	1,645,560
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
9.47% Term Loan due 09/30/2027 (LIBOR + 4.750%)	$741,820	10/01/21	730,078	733,155

Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
10.14% Term Loan due 12/10/2028 (LIBOR + 5.750%) (G)	$976,800	12/20/21	826,212	828,517
10.14% Term Loan due 12/10/2028 (LIBOR + 5.750%) (G)	$113,087	04/29/22	111,049	111,332
Limited Liability Company Unit (B)	21,092 uts.	12/20/21	21,092	22,568
			958,353	962,417
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
9.30% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$644,532	03/31/22	554,741	556,509

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
9.54% Term Loan due 12/30/2026 (SOFR + 5.000%)	$1,723,837	12/30/20	1,689,400	1,695,330

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
9.00% Term Loan due 12/18/2025 (LIBOR + 4.750%)	$1,570,876	12/23/19	1,555,249	1,544,171

See Notes to Consolidated Financial Statements 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
12.00% (1.00% PIK) Senior Subordinated Note due 12/29/2023 (D)	$1,902,180	02/17/17	$1,775,608	$1,871,745
Common Stock Class A (B)	380,545 shs.	*	380,545	323,463
* 01/29/16 and 02/17/17.			2,156,153	2,195,208

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
10.29% Term Loan due 02/28/2024 (LIBOR + 6.000%)	$735,460	03/06/19	730,125	661,178

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
14.75% First Lien Term Loan due 12/16/2026 (LIBOR + 6.000%)	$1,792,207	12/20/21	1,751,425	1,750,807
Warrant-Class A, to purchase common stock at $.01 per share (B)	924 uts.	12/22/21	—	15,819
Warrant-Class B, to purchase common stock at $.01 per share (B)	312 uts.	12/22/21	—	5,341
Warrant-Class CC, to purchase common stock at $.01 per share (B)	32 uts.	12/22/21	—	—
Warrant-Class D, to purchase common stock at $.01 per share (B)	89 uts.	12/22/21	—	1,524
			1,751,425	1,773,491
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
11.13% Term Loan due 11/17/2024 (LIBOR + 6.500%)	$1,882,891	11/14/17	1,870,249	1,815,107
11.13% Term Loan due 08/31/2026 (LIBOR + 6.500%)	$379,889	09/29/20	371,653	366,213
			2,241,902	2,181,320
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit (B)	0.40% int.	*	156,250	—
* 11/29/12 and 12/20/16.

Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
9.58% First Lien Term Loan due 12/03/2027 (LIBOR + 4.850%) (G)	$942,288	12/03/21	818,566	818,632
Limited Liability Company Unit (B) (F)	1,471 uts.	12/03/21	147,110	163,483
			965,676	982,115

See Notes to Consolidated Financial Statements 24

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.90% (7.90% PIK) Senior Subordinated Note due 12/31/2024 (D)	$1,069,985	07/31/14	$1,064,183	$367,005
Limited Liability Company Unit (B)	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F (B)	36,976 uts.	*	24,802	—
* 09/28/17 and 02/15/18.			1,237,081	367,005

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
10.72% First Lien Term Loan due 12/02/2025 (LIBOR + 6.000%) (G)	$1,455,331.00	11/15/21	1,278,954	1,259,331

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B)	71 shs.	07/21/20	—	90,551
Common Stock (B)	170,927 shs.	07/21/20	—	146,997
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	2,967
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	292
			214,919	240,807
ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
9.59% Term Loan due 02/15/2028 (LIBOR + 5.750%) (G)	$852,742	03/15/22	644,418	646,655
8.00% Senior Subordinated Note due 02/15/2029	$32,258	03/15/22	32,258	29,613
Limited Liability Company Unit (B)	96,774 uts.	03/15/22	64,516	68,710
			741,192	744,978
Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
10.59% First Lien Term Loan due 10/31/2028 (SOFR + 6.500%) (G)	$195,146	11/01/22	129,619	129,456
Limited Liability Company Unit Class A (B)	54 uts.	11/01/22	5,400	5,400
			135,019	134,856
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
10.26% Term Loan due 07/31/2026 (LIBOR + 6.500%)	$1,325,992	08/12/20	1,310,027	1,310,080
Limited Liability Company Unit (B) (F)	21,532 uts.	03/05/21	21,532	14,319
			1,331,559	1,324,399
RedSail Technologies
A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
9.48% Term Loan due 10/27/2026 (LIBOR + 4.750%)	$1,586,454	12/09/20	1,558,451	1,560,430

See Notes to Consolidated Financial Statements 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B (B)	293,617 uts.	11/13/17	$184,689	$786,894

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
10.14% Term Loan due 08/16/2027 (LIBOR + 5.500%)	$961,165	11/15/21	941,850	911,185
Limited Liability Company Unit (B)	39,474 uts.	09/29/17	39,474	30,395
			981,324	941,580
Resonetics, LLC
A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
11.73% Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$1,725,000	04/28/21	1,697,738	1,688,775
11.73% Incremental Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$552,000	11/15/21	542,632	540,408
			2,240,370	2,229,183
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
12.98% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$1,725,000	10/11/18	1,700,577	1,725,000

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
10.81% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$750,000	12/30/22	513,802	513,804

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
9.13% Term Loan due 06/22/2024 (LIBOR + 4.750%)	$2,451,385	*	2,435,762	2,372,940
* 07/30/18 and 09/30/20.

ROI Solutions
Call center outsourcing and end user engagement services provider.
9.73% Term Loan due 07/31/2024 (LIBOR + 5.000%) (G)	$1,052,954	07/31/18	1,047,401	1,052,954

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
9.90% Term Loan due 10/23/2025 (LIBOR + 5.500%)	$2,399,293	*	2,366,478	2,351,306
* 10/22/20 and 09/28/21.

See Notes to Consolidated Financial Statements 26

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
10.70% Term Loan due 05/29/2024 (LIBOR + 6.000%)	$1,216,573	01/08/19	$1,211,807	$1,189,809

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
11.21% Term Loan due 12/15/2026 (LIBOR + 6.000%)	$1,665,170	12/15/20	1,640,466	1,643,315
Common Stock (B)	29 shs.	12/16/20	29,262	36,183
			1,669,728	1,679,498
Sandvine Corporation
A provider of active network intelligence solutions.
12.38% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$1,725,000	11/01/18	1,704,323	1,697,400

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.23% First Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$1,475,790	07/27/18	1,463,570	1,344,444

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
10.18% Term Loan due 12/15/2027 (SOFR + 5.500%) (G)	$1,715,954	12/16/21	1,167,980	1,181,624

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
9.13% Term Loan due 12/30/2026 (LIBOR + 4.750%) (G)	$1,695,065	12/30/20	1,541,220	1,548,908

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
12.23% Second Lien Term Loan due 11/10/2028 (LIBOR + 7.500%)	$1,725,000	03/02/21	1,688,058	1,650,825

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
10.13% Term Loan due 10/26/2027 (LIBOR + 5.750%) (G)	$1,710,794.00	11/03/21	1,378,749	1,372,166

Specified Air Solutions (dba Madison Indoor Air Solutions)
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	726,845 uts.	02/20/19	2,298,574	10,590,135

See Notes to Consolidated Financial Statements 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
8.60% Term Loan due 12/20/2026 (LIBOR + 5.750%)	$1,315,221	02/20/19	$1,302,151	$1,288,917
11.15% Incremental Term Loan due 12/23/2026 (SOFR + 6.500%)	$406,396	02/20/19	398,290	398,268
			1,700,441	1,687,185
Stackline
An e-commerce data company that tracks products sold through online retailers.
4.38% Term Loan due 07/30/2028 (LIBOR + 7.750%)	$1,835,111	07/29/21	1,808,298	1,780,058
Common Stock (B)	1,340 shs.	07/30/21	42,078	50,458
			1,850,376	1,830,516
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
10.48% First Lien Term Loan due 12/02/2027 (LIBOR + 5.750%) (G)	$1,714,913	12/02/21	1,157,311	1,135,693

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	275,808
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	46,052
			188,961	321,860
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
9.88% Term Loan due 06/08/2027 (LIBOR + 5.500%) (G)	$940,586	07/02/21	863,337	868,365
Limited Liability Company Unit (B)	75 uts.	06/30/21	74,666	78,060
			938,003	946,425
Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12.00% (1.00% PIK) Senior Subordinated Note due 08/01/2024	$2,029,490	*	2,016,422	2,023,523
Preferred Stock Series A (B)	28 shs.	12/21/20	71,176	83,102
Common Stock (B)	68 shs.	**	104,986	280,842
* 07/31/15 and 12/21/20.			2,192,584	2,387,467
** 07/31/15 and 11/08/17.

Syntax Systems Ltd.
A cloud management service provider.
10.13% Term Loan due 10/14/2028 (LIBOR + 5.750%) (G)	$991,180	10/28/21	755,989	712,625

See Notes to Consolidated Financial Statements 28

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
10.24% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$498,805	03/31/22	$471,540	$471,374

Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
9.72% Term Loan due 12/20/2027 (LIBOR + 5.000%) (G)	$1,961,631	12/20/21	1,635,675	1,641,560

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$908,613	04/29/22	892,916	894,075
Limited Liability Company Unit (B) (F)	84,038 uts.	10/14/21	823,577	881,143
			1,716,493	1,775,218
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
12.68% Holdco PIK Note due 10/21/2028	$1,181,415	10/28/21	1,162,286	1,166,057
9.00% Term Loan due 12/15/2027 (LIBOR + 4.250%) (G)	$573,914	12/21/21	98,444	101,196
			1,260,730	1,267,253
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
10.13% Term Loan due 12/02/2026 (LIBOR + 5.750%)	$1,688,239	*	1,664,118	1,660,922
* 12/02/19 and 12/15/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
12.10% Second Lien Term Loan 03/31/2030 (SOFR + 7.500%)	$474,359	04/01/22	465,765	466,769
Limited Liability Company Unit (B)	25,641 uts.	04/01/22	25,641	38,590
			491,406	505,359
Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	19,696 uts.	11/30/17	—	12,330

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
7.92% Term Loan due 02/10/2025 (LIBOR + 5.000%)	$780,310	02/13/20	774,538	759,242

See Notes to Consolidated Financial Statements 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
9.48% Unitranche Term Loan due 02/19/2026 (LIBOR + 4.750%)	$1,698,541	02/25/21	$1,677,961	$1,675,505

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.50% (1.50% PIK) Senior Subordinated Note due 06/30/2024 (D)	$1,204,904	01/23/15	1,120,954	1,204,904

Truck-Lite
A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
11.14% Term Loan due 12/02/2026 (SOFR + 6.250%)	$1,674,909	12/13/19	1,656,012	1,626,336
11.14% First Lien Term Loan due 04/28/2029 (SOFR + 6.250%)	$796,493	11/15/21	783,910	773,394
			2,439,922	2,399,730
Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
9.64% Term Loan due 10/01/2023 (LIBOR + 5.000%)	$2,249,521	09/28/18	2,242,863	2,224,776
9.93% Term Loan due 09/28/2023 (LIBOR + 4.750%)	$213,781	10/27/21	212,307	211,430
Limited Liability Company Unit (B) (F)	56 uts.	09/28/18	60,413	64,725
			2,515,583	2,500,931
Turnberry Solutions, Inc.
A provider of technology consulting services.
9.19% Term Loan due 07/30/2026 (SOFR + 6.250%)	$1,608,618	07/29/21	1,585,608	1,584,489

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
8.30% Term Loan due 11/12/2024 (SOFR + 5.900%)	$2,062,528	*	2,049,348	1,977,964
* 11/29/18 and 03/25/19.

UroGPO, LLC
A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
10.03% Term Loan due 12/15/2026 (LIBOR + 5.750%)	$2,283,333	12/14/20	2,253,236	2,246,800

VitalSource
A provider of digital fulfillment software for the higher education sector.
10.23% Term Loan due 06/01/2028 (LIBOR + 5.500%)	$1,659,970	06/01/21	1,634,288	1,659,970
Limited Liability Company Unit (B) (F)	1,891 uts.	06/01/21	18,909	33,677
			1,653,197	1,693,647

See Notes to Consolidated Financial Statements 30

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities - 109.89%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
9.99% Term Loan due 05/22/2024 (LIBOR + 5.600%)	$2,352,308	05/17/18	$2,341,427	$2,307,440

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	370,241 uts.	08/03/15	370,241	90,709

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	157 shs.	01/22/16	62,177	268,974

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
10.51% Term Loan due 11/30/2027 (LIBOR + 5.750%) (G)	$1,195,592	12/01/21	1,136,069	1,032,511
Limited Liability Company Unit (B) (F)	146 uts.	09/29/17	145,803	88,745
			1,281,872	1,121,256
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
9.64% Term Loan due 12/31/2025 (LIBOR + 5.250%)	$1,194,079	01/09/20	1,179,017	1,181,143
9.14% Term Loan due 01/10/2026 (LIBOR + 4.750%)	$283,851	09/21/20	278,990	279,238
			1,458,007	1,460,381
Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
10.58% Term Loan due 10/03/2029 (SOFR + 6.000%) (G)	$998,199	10/03/22	750,907	749,641

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
9.48% First Lien Term Loan due 02/09/2028 (LIBOR + 4.750%) (G)	$999,288	02/09/22	532,459	535,442
Limited Liability Company Unit (B) (F)	31 uts.	02/09/22	31,256	38,743
			563,715	574,185

Total Private Placement Investments (E)			$161,620,000	$166,931,947

See Notes to Consolidated Financial Statements 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 4.85%: (H)

Bonds - 4.85%
American Airlines Inc.	11.750	07/15/2025	$500,000	$497,169	$536,300
AOC, LLC	6.625	10/15/2029	70,000	61,547	57,828
Carriage Purchaser Inc.	7.875	10/15/2029	500,000	382,951	355,000
Cogent Communications	7.000	06/15/2027	750,000	728,657	734,945
Coronado Finance Pty Ltd.	10.750	05/15/2026	219,000	215,998	223,928
County of Gallatin MT	11.500	09/01/2027	340,000	340,000	353,751
CSC Holdings LLC	5.000	11/15/2031	625,000	523,773	349,188
CVR Energy Inc.	5.750	02/15/2028	500,000	465,237	435,250
First Quantum Minerals Ltd.	7.500	04/01/2025	500,000	474,464	486,670
Frontier Communications	8.750	05/15/2030	194,000	194,000	197,249
Neptune Energy Bondco PLC	6.625	05/15/2025	500,000	496,290	485,504
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	505,000	485,066	466,590
Prime Security Services, LLC	6.250	01/15/2028	885,000	800,942	805,491
Scientific Games Holdings LP	6.625	03/01/2030	480,000	480,000	405,456
Terrier Media Buyer, Inc.	8.875	12/15/2027	530,000	513,156	398,931
The Manitowoc Company, Inc.	9.000	04/01/2026	500,000	491,970	468,847
Trident TPI Holdings Inc.	9.250	08/01/2024	500,000	494,099	475,193
Verscend Holding Corp	9.750	08/15/2026	482,000	501,519	472,220
Total Bonds				8,146,838	7,708,341

Common Stock - 0.00%
TherOX, Inc. (B)			2 shs	—	—
Touchstone Health Partnership (B)			292 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$8,146,838	$7,708,341

Total Corporate Restricted Securities				$169,766,838	$174,640,288
See Notes to Consolidated Financial Statements 32

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Corporate Public Securities - 2.33%: (A)	Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 1.83%
Almonde, Inc.	7.250	10.621	06/13/25	$500,000	$505,000	$370,180
Alpine US Bidco LLC	9.000	13.292	04/28/29	628,215	613,218	577,959
Edelman Financial Services	6.750	11.134	06/08/26	128,178	127,893	114,879
Front Line Power Construction LLC	12.500	17.150	11/01/28	273,155	256,667	304,404
Kenan Advantage Group Inc.	7.250	11.634	08/17/27	564,317	551,620	517,762
Magenta Buyer LLC	8.250	12.670	05/03/29	503,333	498,860	394,276
STS Operating, Inc.	8.000	12.384	04/25/26	500,000	505,000	476,250
Syncsort Incorporated	7.250	11.608	04/23/29	222,222	220,861	163,102
Total Bank Loans					3,279,119	2,918,812

Bonds - 0.47%
Genesis Energy, L.P.		6.500	10/01/25	337,000	326,943	322,074
Triumph Group, Inc.		7.750	08/15/25	500,000	501,827	425,295
Total Bonds					828,770	747,369

Common Stock - 0.03%
Front Line Power Construction LLC				50,004 shs	16,543	9,851
Tourmaline Oil Corp				42,397 shs	—	31,290
Total Common Stock					16,543	41,141

Total Corporate Public Securities					$4,124,432	$3,707,322

Total Investments		112.22%			$173,891,270	$178,347,610
Other Assets		4.89				7,773,097
Liabilities		(17.11)				(27,197,132)
Total Net Assets		100.00%				$158,923,575

(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of December 31, 2022, the value of these securities amounted to $166,931,947 or 105.04% of net assets.
(F)    Held in PI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of December 31, 2022, total unfunded commitments amounted to $9,144,693 and had unrealized depreciation of $(33,836) or (0.02)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
PIK    - Payment-in-kind

See Notes to Consolidated Financial Statements 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.64%
Accurus Aerospace	$460,641
Applied Aerospace Structures Corp.	169,935
Bridger Aerospace	538,160
Compass Precision	1,820,566
CTS Engines	1,263,477
Narda-MITEQ (JFL-Narda Partners, LLC)	1,337,044
Sunvair Aerospace Group Inc.	2,387,467
Trident Maritime Systems	1,675,505
Trident TPI Holdings Inc.	475,193
Triumph Group, Inc.	425,295
10,553,283
AIRLINES - 1.40%
American Airlines Inc.	536,300
Echo Logistics	1,694,152
2,230,452
AUTOMOTIVE - 4.43%
Aurora Parts & Accessories LLC (d.b.a. Hoosier)	524,794
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	483,065
English Color & Supply LLC	2,312,792
JF Petroleum Group	631,656
Omega Holdings	556,509
Randy's Worldwide	134,856
Truck-Lite	2,399,730
7,043,402
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.84%
The Caprock Group	1,267,253
The Hilb Group, LLC	1,660,922
2,928,175
BUILDING MATERIALS - 1.26%
Decks Direct, LLC	1,268,984
New Enterprise Stone & Lime Co Inc.	466,590
Wolf-Gordon, Inc.	268,974
2,004,548
CABLE & SATELLITE - 0.22%
CSC Holdings LLC	349,188

CHEMICALS - 0.93%
Kano Laboratories LLC	1,107,218
Polytex Holdings LLC	367,005
1,474,223

Industry Classification:	Fair Value/ Market Value

CONSUMER CYCLICAL SERVICES - 5.45%
Accelerate Learning	$1,697,460
LYNX Franchising	2,432,203
Mobile Pro Systems	854,046
PPC Event Services	240,807
Prime Security Services, LLC	805,491
ROI Solutions	1,052,954
Turnberry Solutions, Inc.	1,584,489
8,667,450
CONSUMER PRODUCTS - 3.86%
AMS Holding LLC	195,598
Blue Wave Products, Inc.	11,916
Elite Sportswear Holding, LLC	219,288
gloProfessional Holdings, Inc.	853,984
Handi Quilter Holding Company	141,398
HHI Group, LLC	297,604
Jones Fish	1,124,336
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	580,317
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	—
Renovation Brands (Renovation Parent Holdings, LLC)	941,580
Terrybear	1,775,218
6,141,239
DIVERSIFIED MANUFACTURING - 8.06%
Advanced Manufacturing Enterprises LLC	—
AOC, LLC	57,828
F G I Equity LLC	669,568
HTI Technology & Industries Inc (Trident Motion Technologies)	568,722
MNS Engineers, Inc.	1,155,960
Reelcraft Industries, Inc.	786,894
Resonetics, LLC	2,229,183
Safety Products Holdings, Inc.	1,679,498
Standard Elevator Systems	1,135,693
Strahman Holdings Inc.	321,860
Tank Holding	471,374
The Manitowoc Company, Inc.	468,847
Therma-Stor Holdings LLC	12,330
Trystar, Inc.	2,500,931
Worldwide Electric Corporation	749,641
12,808,329

See Notes to Consolidated Financial Statements 34

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Industry Classification:	Fair Value/ Market Value

ELECTRIC - 1.71%
Dwyer Instruments, Inc.	$1,546,425
Electric Power Systems International, Inc.	1,177,553
2,723,978
ENVIRONMENTAL - 1.45%
ENTACT Environmental Services, Inc.	990,328
Marshall Excelsior Co.	575,665
Northstar Recycling	733,155
2,299,148
FINANCIAL COMPANIES - 0.79%
Portfolio Group	1,259,331

FINANCIAL OTHER - 1.46%
Cogency Global	1,008,995
Edelman Financial Services	114,879
Fortis Payments, LLC	302,500
National Auto Care	889,422
2,315,796
FOOD & BEVERAGE - 4.71%
Alpine US Bidco LLC	577,959
Del Real LLC	1,575,880
PANOS Brands LLC	2,195,208
Sara Lee Frozen Foods	1,344,444
Westminster Acquisition LLC	90,709
Woodland Foods, Inc.	1,121,256
Ziyad	574,185
7,479,641
GAMING - 0.25%
Scientific Games Holdings LP	405,456

HEALTHCARE - 7.23%
Cadence, Inc.	826,825
Ellkay	692,302
GD Dental Services LLC	118,963
Heartland Veterinary Partners	1,782,716
Home Care Assistance, LLC	806,452
Illumifin	374,606
Navia Benefit Solutions, Inc.	1,645,560
Office Ally (OA TOPCO, LP)	962,417
RedSail Technologies	1,560,430
TherOX, Inc.	—
UroGPO, LLC	2,246,800
Verscend Holding Corp	472,220
11,489,291

Industry Classification:	Fair Value/ Market Value

INDUSTRIAL OTHER - 13.21%
ASPEQ Holdings	$1,121,968
Cleaver-Brooks, Inc.	675,570
Concept Machine Tool Sales, LLC	578,223
E.S.P. Associates, P.A.	273,983
Front Line Power Construction LLC	314,255
IM Analytics Holdings, LLC (d.b.a. Noise @ Vibration)	418,398
Kings III	372,823
Media Recovery, Inc.	483,638
PB Holdings LLC	661,178
Polara (VSC Polara LLC)	982,115
Specified Air Solutions	10,590,135
Stratus Unlimited	946,425
STS Operating, Inc.	476,250
Tencarva Machinery Company	1,641,560
World 50, Inc.	1,460,381
20,996,902
LOCAL AUTHORITY - 0.93%
LeadsOnline	1,473,883

MEDIA & ENTERTAINMENT - 4.42%
Advantage Software	74,102
ASC Communications, LLC (Becker's Healthcare)	448,139
BrightSign	1,383,906
Cadent, LLC	1,217,406
DistroKid (IVP XII DKCo-Invest, LP)	1,678,289
HOP Entertainment LLC	—
Music Reports, Inc.	1,311,789
The Octave Music Group, Inc. (fka TouchTunes)	505,359
Terrier Media Buyer, Inc.	398,931
7,017,921
METALS & MINING - 0.45%
Coronado Finance Pty Ltd.	223,928
First Quantum Minerals Ltd.	486,670
710,598
MIDSTREAM - 0.20%
Genesis Energy, L.P.	322,074

OIL FIELD SERVICES - 0.33%
Neptune Energy Bondco PLC	485,504
Petroplex Inv Holdings LLC	—
Tourmaline Oil Corp	31,290
516,794

See Notes to Consolidated Financial Statements 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2022 2022 Annual Report

Industry Classification:	Fair Value/ Market Value

PACKAGING - 1.31%
ASC Holdings, Inc.	$772,651
Brown Machine LLC	808,993
Five Star Holding, LLC	495,835
2,077,479
PROPERTY AND CASUALTY - 1.12%
Pearl Holding Group	1,773,491

REFINING - 1.03%
CVR Energy Inc.	435,250
MES Partners, Inc.	—
Tristar Global Energy Solutions, Inc.	1,204,904
1,640,154
TECHNOLOGY - 27.20%
1WorldSync, Inc.	2,415,264
Almonde, Inc.	370,180
Amtech Software	546,008
Audio Precision	1,723,838
Best Lawyers (Azalea Investment Holdings, LLC)	1,398,340
CAi Software	2,182,713
Cash Flow Management	902,030
CloudWave	1,697,274
Command Alkon	2,035,400
Comply365	651,529
DataServ	196,042
EFI Productivity Software	903,848
Follett School Solutions	1,689,796
GraphPad Software, Inc.	2,510,884
Magenta Buyer LLC	394,276
Options Technology Ltd	1,544,171
ProfitOptics	744,978
Recovery Point Systems, Inc.	1,324,399
REVSpring, Inc.	1,725,000
RPX Corp	2,351,306
Ruffalo Noel Levitz	1,189,809
Sandvine Corporation	1,697,400
Scaled Agile, Inc.	1,181,624
Smart Bear	1,650,825
Smartling, Inc.	1,372,166
Springbrook Software	1,687,185
Stackline	1,830,516
Syncsort Incorporated	163,102
Syntax Systems Ltd.	712,625
Transit Technologies LLC	759,242

Industry Classification:	Fair Value/ Market Value

U.S. Legal Support, Inc.	1,977,964
VitalSource	$1,693,647
43,223,381
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.12%
Frontier Communications	197,249

TRANSPORTATION SERVICES - 9.75%
AIT Worldwide Logistics, Inc.	1,733,237
Carriage Purchaser Inc.	355,000
eShipping	1,066,511
FragilePAK	1,197,557
Kenan Advantage Group Inc.	517,762
Omni Logistics, LLC	1,695,330
Pegasus Transtech Corporation	2,181,320
RoadOne IntermodaLogistics	513,804
Rock-it Cargo	2,372,940
SEKO Worldwide, LLC	1,548,908
VP Holding Company	2,307,440
15,489,809
WIRELESS - 0.46%
Cogent Communications	734,945

Total Investments - 112.22%
(Cost - $173,891,270)	$178,347,610

See Notes to Consolidated Financial Statements 36

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Participation Investors
2022 Annual Report

1. History
Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust. The effects of all internal transactions between the Trust and its wholly-owned subsidiary are eliminated in consolidation.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
 A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $166,931,947 (105.04% of net assets) as of December 31, 2022 the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2022 Annual Report
determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2022, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
 Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is generally determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is generally determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2022 Annual Report
Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update, 2020-04, Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The amendments in ASU 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. In December 2022, the FASB issued Accounting Standards Update 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The Trust is currently evaluating the impact of this guidance on its consolidated financial statements.
Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of December 31, 2022.
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2022 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$16,703,158	$—	$7,708,341	$8,994,817
Bank Loans	136,498,290	—	—	136,498,290
Common Stock - U.S.	1,789,847	—	—	1,789,847
Preferred Stock	1,780,582	—	—	1,780,582
Partnerships and LLCs	17,868,411	—	—	17,868,411
Public Securities
Bank Loans	2,918,812	—	2,614,407	304,405
Corporate Bonds	747,369	—	747,369	—
Common Stock - U.S.	41,141	9,851	—	31,290
Short-term Securities	—	—	—	—
Total	$178,347,610	$9,851	$11,070,117	$167,267,642
See information disaggregated by issuer, security type, and industry classification in the Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2022 Annual Report
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2022.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$131,588,881	Income Approach	Implied Spread	9.1% - 18.9%	11.8%

Corporate Bonds	$8,627,812	Income Approach	Implied Spread	13.3% - 22.5%	16.3%
	$367,005	Market Approach	Revenue Multiple	0.3x	0.3x

Equity Securities**	$20,707,990	Enterprise Value Waterfall Approach	Valuation Multiple	4.0x - 45.0x	12.3x
	$695,505	Market Approach	Revenue/EBITDA Multiple Blend	3.4x - 5.8x	3.5x
Certain of the Trust’s Level 3 securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $5,280,449 have been excluded from the preceding table.
* The weighted averages disclosed in the table above were weighted by relative fair value
** Including partnerships and LLC’s
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2021	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 12/31/2022
Restricted Securities
Corporate Bonds	$9,549,244	$367,062	$145,345	$(151,015)	$(915,819)	$—	$—	$8,994,817
Bank Loans	130,187,625	(1,417,802)	23,330,723	(2,725,274)	(12,876,982)	—	—	136,498,290
Common Stock - U.S.	1,257,986	216,991	450,162	(135,292)	—	—	—	1,789,847
Preferred Stock	1,608,973	42,746	208,573	(79,710)	—	—	—	1,780,582
Partnerships and LLCs	17,285,572	(421,601)	1,616,521	(612,081)	—	—	—	17,868,411
Public Securities
Bank Loans	1,127,428	(34,777)	306,873	—	(1,875)	116,682	(1,209,926)	304,405
Preferred Stock
Corporate Bonds	—	—	—	—	—	—	—	—
Common Stock	33,565	(2,275)	—	—	—	—	—	31,290
Short-term Securities	—	—	—	—	—	—	—	—
Total	$161,050,393	$(1,249,656)	$26,058,197	$(3,703,372)	$(13,794,676)	$116,682	$(1,209,926)	$167,267,642
* For the year ended December 31, 2022, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized (Depreciation) in Net Assets from assets still held
OID amortization	$524,421	$—
Net realized loss on investments before taxes	(620,932)	—
Net change in unrealized (depreciation) of investments before taxes	(1,153,145)	(3,388,321)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2022 Annual Report
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield- to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of December 31, 2022, the fair value of the Trust’s non-accrual assets was $4,844,353, or 2.7% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $6,684,137, or 3.8% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of December 31, 2022, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the year ended December 31, 2022, the Trust did not have realized taxable long-term capital gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the PI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. In accordance with U.S. GAAP, the Trust has made reclassifications among its capital accounts. These reclassifications are intended to adjust the components of net assets to reflect the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2022 Annual Report
tax character of permanent book/tax differences and have no impact on the net assets or net asset value of the Trust. As of December 31, 2022, the Trust made reclassifications to increase or (decrease) the components of net assets detailed below:

Paid-In Capital	Total Distributable Earnings	Retained Capital Gains
(398,712)	181,269	217,443
The Trusts’ current income tax expense as shown on the Statement of Operations included excise tax expense of $377,850 and income tax expense related to realized gains on investments of $36,587. The $36,587 of income tax expense on realized gains on investments included income tax expense related to the PI Subsidiary Trust as described in the table below of $15,672 and $20,915 of capital gains tax.
The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. The PI Subsidiary Trust had $100,540 of taxable income as of December 31, 2022.
The components of income taxes included in the PI Subsidiary Trust were as follows:

Income tax expense (benefit)
Current:
Federal	$56,683
State	(41,011)
Total current	$15,672
Deferred:
Federal	$120,722
State	38,325
Total deferred	159,047
Total income tax expense from continuing operations	$174,719
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2022, the PI Subsidiary Trust had $383,363 of net deferred tax liability.
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2022 were as follows:

Deferred tax assets/(liabilities):
Business interest expense carryforward	$79,018
General business credit carryforward	568
Total deferred tax assets	79,586
Less valuation allowance	—
Net deferred tax asset	79,586
Unrealized gain on investments	(462,949)
Total deferred tax liabilities	(462,949)
Net deferred tax liability	$(383,363)
The PI Subsidiary Trust has valuation allowances of $0 and $0 as of December 31, 2022 and 2021, respectively. Management believes it is more likely than not that the deferred taxes will be realized.
The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2022 Annual Report
income tax expense. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the year ended December 31, 2022.
A reconciliation of the differences between the Trust’s income tax expense and the amount computed by applying the prevailing U.S. Federal tax rate to pretax income for the year ended December 31, 2022 is as follows:

	Amount	Percentage
Provision for income taxes at the U.S. federal rate	$147,934	21.00%
State tax, net of federal effect	9,037	1.28%
True-up	17,748	2.52%
Income tax expense	$174,719	24.80%
Each of the Trust’s and the PI Subsidiary Trust’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. The Trust and PI Subsidiary Trust file in various states and generally the prior four years remain subject to examination by each state’s respective taxing authority.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from distributable earnings, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
The tax basis components of distributable earnings at December 31, 2022 are as follows:

Undistributed Ordinary Income	$7,819,742
Accumulated Net Realized Losses	(695,592)
Net Unrealized Appreciation	2,340,894
Other Temporary Differences / Subsidiary Trust	4,740,322
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to partnership investments.
The following information is provided on a tax basis as of December 31, 2022:

Tax Cost	$176,006,253
Tax Unrealized Appreciation	10,885,357
Tax Unrealized Depreciation	(8,544,000)
Net Unrealized Appreciation	2,341,357
The tax character of distributions declared during the years ended December 31, 2022 and 2021 was as follows:

Distributions paid from:	2022	2021
Ordinary income	$8,775,068	$8,481,360
Long-term capital gains	342,394	—
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2022 Annual Report
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2022, the Trust incurred total interest expense on the Note of $613,500.
 The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.
At December 31, 2022, management estimates the fair value of the Note to be $14,681,805. The fair value measurement of the Note is categorized as a Level 3 liability under ASC 820. The fair value of the Note is based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model.
Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $15,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR (London Interbank Offered Rate) plus 2.25% on the outstanding borrowings. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. For purposes of calculating the commitment fee for the period from the Effective Date to the earlier to occur of (x) the date that is 270 days after the Effective Date and (y) the first date on which the aggregate outstanding borrowings is greater than $7,500,000, the unused amount shall be deemed to be in an amount equal to $7,500,000.
At December 31, 2022, management estimates the fair value of the Credit Facility to be $8,500,000. The fair value measurement of the Credit Facility is categorized as a Level 3 liability under ASC 820. The fair value of the Credit Facility is based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model.
5. Purchases and Sales of Investments

	For the year ended 12/31/2022
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$27,666,140	$20,940,689
Corporate public securities	811,272	478,875
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2022 Annual Report
change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
The Trust may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Trust may also invest in other below investment grade debt obligations. Barings consider both credit risk and market risk in making investment decisions for the Trust. If a default occurs with respect to any below investment grade debt instruments and the Trust sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2022 Annual Report
securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.

7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2022 Annual Report
At December 31, 2022, the Trust had the following unfunded commitments:

Delayed Draw Term Loans:
Investment	Unfunded Amount	Unfunded Value
Amtech Software	$363,636	$365,047
Best Lawyers	221,154	221,946
Dwyer Instruments, Inc.	145,755	145,950
Electric Power Systems International Inc	50,125	50,859
eShipping	293,035	296,009
Fortis Payments, LLC	185,000	184,578
FragilePAK	539,063	549,935
Heartland Veterinary Partners	46,000	44,265
HTI Technology & Industries Inc	102,273	102,266
Kano Laboratories LLC	569,601	570,436
Kings III	73,624	73,703
Portfolio Group	155,250	151,871
Randy's Worldwide	44,125	44,088
RoadOne IntermodaLogistics	131,149	131,150
Scaled Agile, Inc	287,170	289,473
SEKO Worldwide, LLC	125,040	126,176
Smartling, Inc.	202,941	202,160
Standard Elevator Systems	456,979	447,858
Stratus Unlimited	62,251	64,194
Syntax Systems Ltd	193,308	184,864
The Caprock Group	360,424	362,430
Worldwide Electric Corporation	155,280	154,800
Ziyad	276,811	277,638
	$5,039,994	$5,041,696

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2022 Annual Report

Revolvers:
Investment	Unfunded Amount	Unfunded Value
Accurus Aerospace International UK Buyer	$30,491	$30,317
Amtech Software	72,727	73,080
Applied Aerospace Structures Corp.	25,806	25,795
ASC Communications, LLC	22,664	22,659
Best Lawyers	110,577	110,973
BrightSign	134,202	134,029
CAi Software	235,746	233,623
Cash Flow Management	74,627	73,629
Cleaver-Brooks, Inc.	60,547	60,651
Cogency Global	82,652	81,578
Comply365	52,748	52,875
DataServ	48,077	48,041
Decks Direct, LLC	376,364	377,104
EFI Productivity Software	73,012	73,205
eShipping	170,937	172,672
HTI Technology & Industries Inc	68,182	68,177
Jones Fish	164,557	164,998
Kings III	44,664	44,726
LeadsOnline	224,512	225,102
Magnolia Wash Holdings	9,246	9,277
Marshall Excelsior Co.	19,803	19,898
Narda-MITEQ	186,914	169,973
National Auto Care	98,039	98,416
Office Ally	133,124	133,327
Omega Holdings	78,355	78,795
Polara	108,266	108,273
ProfitOptics	193,548	194,051
Randy's Worldwide	15,711	15,695
RoadOne IntermodaLogistics	80,072	80,072
Scaled Agile, Inc	231,716	233,459
Smartling, Inc.	101,471	101,080
Standard Elevator Systems	72,508	70,666
Syntax Systems Ltd	33,706	29,221
Tank Holding Corp	18,182	18,175
Tencarva Machinery Company	297,534	298,427
The Caprock GroupLC)	105,981	106,352
Woodland Foods, Inc.	39,935	22,912
Worldwide Electric Corporation	68,323	68,170
Ziyad	173,007	173,524
	$4,138,533	$4,102,997

Total Unfunded Commitments	$9,178,527	$9,144,693
As of December 31, 2022 unfunded commitments had unrealized depreciation of $(33,836) or (0.02)% of net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2022 Annual Report
8. Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons
For the year ended December 31, 2022, the Trust paid its Trustees aggregate remuneration of $260,928. During the year, the Trust did not pay any compensation to Mr. Noreen, to Mr. Lloyd (who's term expired in May 2022) , or to Mr. Mihalick (who was elected a Trustee effective May 2022). Each of Messrs. Noreen, Lloyd and Mihalick is an “interested person” (as defined by the 1940 Act) of the Trust.
All of the Trust’s officers are employees of Barings or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Barings or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Barings). For the year ended December 31, 2022, Barings paid the compensation of the Chief Compliance Officer of the Trust.
Mr. Noreen is an “affiliated person” (as defined by the 1940 Act) of MassMutual and Barings. Mr. Mihalick is an “affiliated person” (as defined by the 1940 Act) of Barings.
9. Certifications (Unaudited)
As required under New York Stock Exchange (“NYSE”) Corporate Governance Rules, the Trust’s principal executive officer has certified to the NYSE that she was not aware, as of the certification date, of any violation by the Trust of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT, relating to, among other things, the Trust’s disclosure controls and procedures and internal control over financial reporting, as applicable.
10. Quarterly Results of Investment Operations (Unaudited)

	March 31, 2022
	Amount	Per Share
Investment income	$2,970,053
Net investment income (net of taxes)	2,161,764	$0.20
Net realized and unrealized loss on investments (net of taxes)	(725,503)	(0.07)

	June 30, 2022
	Amount	Per Share
Investment income	$3,163,489
Net investment income (net of taxes)	2,376,358	$0.22
Net realized and unrealized loss on investments (net of taxes)	(3,605,291)	(0.34)

	September 30, 2022
	Amount	Per Share
Investment income	$3,821,000
Net investment income (net of taxes)	2,883,428	$0.27
Net realized and unrealized gain on investments (net of taxes)	569,990	0.05

	December 31, 2022
	Amount	Per Share
Investment income	$4,099,781
Net investment income (net of taxes)	2,886,242	$0.28
Net realized and unrealized gain on investments (net of taxes)	413,574	0.04
11. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of December 31, 2022, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date, except as provided below.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2022 Annual Report
On January 23, 2023, the Board ratified and approved the appointments of Joseph Evanchick as Vice President of the Trust, Andrea Nitzan as Principal Accounting Officer of the Trust, effective as of January 27, 2023.

On February 27, 2023, the Board ratified and approved the appointment of Robert Spengler, Jr. as Chief Compliance Officer of the Trust, Ashlee Steinnerd as Chief Legal officer of the Trust, and Alexandra Pacini as Secretary of the Trust.

Barings Participation Investors
2022 Annual Report
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Barings Participation Investors
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Barings Participation Investors and subsidiary (collectively, the “Trust”), including the consolidated schedule of investments, as of December 31, 2022, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the “consolidated financial statements”) and the consolidated financial highlights for each of the years in the five‑year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated selected financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated selected financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated selected financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with custodians and agent banks; when replies were not received from custodians and agent banks, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Trust since 2004.
New York, New York
March 1, 2023

Barings Participation Investors
2022 Annual Report
INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Clifford M. Noreen* (65) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Term expires 2024; Trustee since 2009	Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings.	113
Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Trustee (since 2021), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (since 2021), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2021) MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (since 2021), MassMutual Premier Funds (open-end investment company advised by MassMutual); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company advised by MassMutual); Member of the Board of Managers (since 2008), Jefferies Finance LLC (finance company); Member of the Investment Committee (since 2005), Baystate Health Systems; Member of the Investment Committee (since 1999), Diocese of Springfield; Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); President (2009-2015), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); and Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company).

* Mr. Noreen is classified as an “interested person” of the Trust and Barings (as defined by the 1940 Act), because of his position as an Officer of the Trust and his former position as President of Barings.

Barings Participation Investors
2022 Annual Report
INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
David M. Mihalick* (49) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2025; Trustee since May 2022	Head of Private Assets (since 2021), Head of U.S. Public Fixed Income and Member of Global Investment Grade Allocation Committee (2019-2021), Head of U.S. High Yield and Member of Global High Yield Allocation Committee (2017-2021), and U.S. High Yield Research Analyst and Portfolio Manager (2008-2017), Barings LLC.	5	Trustee (since May 2022), Barings Corporate Investors; Director (since 2020), Barings BDC, Inc. (business development company advised by Barings); Director (since 2021), Barings Capital Investment Corporation (business development company advised by Barings); Trustee (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Trustee (2020-2021), Barings Funds Trust (open-end investment company advised by Barings).
* Mr. Mihalick is classified as an “interested person” of the Trust and Barings (as defined by the 1940 Act), because of his current position at Barings.

Barings Participation Investors
2022 Annual Report
INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Michael H. Brown (65) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee/ Nominee	Term expires 2023; Trustee since 2005	Private Investor (since 2005); Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Barings Corporate Investors; Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (66) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee/ Nominee	Term expires 2023; Trustee since 2013	Retired (since 2018); General Partner (1993-2018), Boston Ventures Management (private equity firm).	2	Trustee (since 2013), Barings Corporate Investors; Member of the Board of Overseers (2013-2014), MSPCA-Angell Memorial Hospital; Member of the Grants Committee (2012-2017), IECA Foundation; Managing Director (1993-2018), Boston Ventures IV, L.P., Boston Ventures V, L.P. and Boston Ventures VI, L.P. (private equity funds).

Edward P. Grace III (72) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2024; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (1998-2018), Grace Venture Partners LP (venture capital fund); Senior Advisor (2011-2017), Angelo Gordon & Co. (investment adviser).	2	Trustee (since 2012), Barings Corporate Investors; Director (since 2012), Benihana, Inc. (restaurant chain); Director (2011-2018), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (2010-2017), Larkburger, Inc. (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm).

Susan B. Sweeney (70) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2025; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	113	Trustee (since 2012), Barings Corporate Investors; Trustee (since 2009), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2012) MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (open-end investment company advised by MassMutual); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company advised by MassMutual); Trustee (2021-2022), MassMutual Access Pine Point Fund.

Barings Participation Investors
2022 Annual Report
INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Maleyne M. Syracuse (66) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee/ Nominee	Term expires 2023; Trustee since 2007	Private Investor (since 2007); Managing Director (2000-2007), JP Morgan Securities, Inc. (investment banking); Managing Director (1999-2000), Deutsche Bank Securities (investment banking); Managing Director (1981-1999), Bankers Trust/BT Securities (investment banking).	2
Trustee (since 2007), Barings Corporate Investors; Member of the Board of Directors (since 1998), Board President (2002-2021), and Board Treasurer (since 2023), Peters Valley School of Craft (a non-profit arts organization); Member of the Board of Directors (since 2022) Cornelia Connelly Center (a nonprofit educational organization).

Barings Participation Investors
2022 Annual Report
 OFFICERS OF THE TRUST

Name (Age), Address	Position(s) With The Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Christina Emery (49) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2020
Managing Director (since 2011), Director (2005-2011), Barings; President (since 2020), Vice President (2018-2020), Barings Participation Investors; Trustee (since 2020), President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust

Christopher Hanscom (40) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer & Treasurer	Chief Financial Officer Since December 2022; Treasurer Since 2017	Director (since 2018), Associate Director (2015-2018), Analyst (2005-2015), Barings; Chief Financial Officer (since December 2022), Treasurer (since 2017), Barings Participation Investors; Trustee (since December 2022), Chief Financial Officer (since December 2022), Assistant Controller (2020-2022), CI Subsidiary Trust and PI Subsidiary Trust; and Treasurer (since 2021), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Jill Dinerman (46) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Legal Officer	Since 2020 until February 2023
Global Head of Legal and General Counsel (since 2020), Managing Director (since 2016), Associate General Counsel and Corporate Secretary (2018-2020), Senior Counsel (2016-2018), Counsel and Director (2011-2016), Barings; Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings Participation Investors; Vice President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Chief Legal Officer (since 2020), Vice President and Secretary (2020-2021), Assistant Secretary (2019-2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings BDC, Inc. (business development company advised by Barings); Chief Legal Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Chief Legal Officer (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Trustee and Chief Legal Officer (since September 2022), Barings Private Equity Opportunities and Commitments Fund; Secretary (since 2018), Barings Securities LLC; and Vice President, Secretary and Chief Legal Officer (2020-2021), Assistant Secretary (2019-2020), Barings Funds Trust (open-end Investment company advised by Barings).

Christopher DeFrancis (56) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since December 2022 until February 2023	Global Head of Compliance (since 2011), Barings; Chief Compliance Officer (since December 2022), Barings Participation Investors; Chief Compliance Officer (since December 2022), CI Subsidiary Trust and PI Subsidiary Trust; Chief Compliance Officer (since December 2022), Barings BDC, Inc. (business development company advised by Barings); Chief Compliance Officer (since December 2022), Barings Capital Investment Corporation (business development company advised by Barings); Chief Compliance Officer (since December 2022), Barings Private Credit Corporation (business development company advised by Barings); Chief Compliance Officer (since December 2022), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Chief Compliance Officer (since December 2022), Barings Private Equity Opportunities and Commitments Fund.

Joseph Evanchick (58) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since January 2023	Managing Director (since 2012), Barings; Vice President (since January 2023), Barings Corporate Investors.

Barings Participation Investors
2022 Annual Report
 OFFICERS OF THE TRUST

Name (Age), Address	Position(s) With The Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Elizabeth Murray (45) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Principal Accounting Officer	Since 2020 until January 2023	Managing Director (since 2020), Director (2018-2020), Barings; Principal Accounting Officer (since 2020), Barings Participation Investors; Controller (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Chief Financial Officer (since 2021), Treasurer (2020-2021), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chief Operating Officer (since August 2022), Principal Accounting Officer (since 2020), Director of External Reporting (2018-2020), Barings BDC, Inc. (business development company advised by Barings); Principal Accounting Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Principal Accounting Officer (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Treasurer (since September 2022), Barings Private Equity Opportunities and Commitments Fund; Treasurer (2020-2021), Barings Funds Trust (open-end investment company advised by Barings); and Vice President of Financial Reporting (2012-2018), Barings BDC, Inc. (f/k/a Triangle Capital Corporation).

Andrea Nitzan (55) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Principal Accounting Officer	Since January 2023
Managing Director and Global Controller (since 2020), Barings; Principal Accounting Officer (since January 2023), Barings Corporate Investors; Vice President (since January 2023), CI Subsidiary Trust and PI Subsidiary Trust.

Ashlee Steinnerd (41) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Legal Officer	Since January 2023
Managing Director (since April 2022), Head of Regulatory and Registered Funds (since 2021), Director (2019-2022), Barings; Secretary (since 2020) Barings Participation Investors; Secretary (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Secretary (since 2020), Barings BDC, Inc. (business development company advised by Barings); Secretary (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Secretary (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Secretary (since 2021), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Secretary (since September 2022), Barings Private Equity Opportunities and Commitments Fund; and Senior Counsel (2011-2019), Securities and Exchange Commission.

Alexandra Pacini (30) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Secretary	Since January 2023
Associate Director (since 2021), Analyst (2017-2021), Barings; Assistant Secretary (since 2020), Barings Participation Investors; Assistant Secretary (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Assistant Secretary (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Assistant Secretary (since 2020), Barings BDC, Inc. (business development company advised by Barings); Assistant Secretary (since 2021), Barings Capital Investment Corporation (business development company advised by Barings); Assistant Secretary (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Assistant Secretary (since September 2022), Barings Private Equity Opportunities and Commitments Fund; and Assistant Secretary (2020-2021), Barings Funds Trust (open-end investment company advised by Barings).

Barings Participation Investors
2022 Annual Report
 OFFICERS OF THE TRUST

Name (Age), Address	Position(s) With The Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Sean Feeley (55) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2011
Managing Director (since 2003), Barings; Vice President (since 2011), Barings Participation Investors; Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust; President (since 2017), Vice President (2012-2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Jonathan Landsberg (38) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2020 until January 2023
Managing Director (since April 2022), Director (2018-2022), Barings; Vice President (since 2020), Barings Participation Investors; Vice President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Chief Financial Officer (since August 2022), Treasurer (2021-2022), Head of Investor Relations (2020-2022), Director of Finance (2020-2021), Assistant Director of Finance (2018-2020), Barings BDC, Inc. (business development company advised by Barings); Chief Financial Officer (since December 2022), Treasurer (2021-2022), Head of Investor Relations (2020-2022), Director of Finance (2020-2021), Barings Capital Investment Corporation (business development company advised by Barings); Treasurer and Chief Financial Officer (since 2021), Barings Private Credit Corporation (business development company advised by Barings); and Research Analyst (2014-2018), Wells Fargo Securities.

Matthew Curtis (52) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Tax Officer	Since November 2022	Managing Director and Global Head of Tax (since 2017), Barings; Tax Officer (since November 2022), Barings Participation Investors; Tax Officer (since November 2022), CI Subsidiary Trust and PI Subsidiary Trust; Tax Officer (since August 2022), Barings BDC, Inc. (business development company advised by Barings); Tax Officer (since August 2022), Barings Capital Investment Corporation (business development company advised by Barings); Tax Officer (since August 2022), Barings Private Credit Corporation (business development company advised by Barings); Tax Officer (since August 2022), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Tax Officer (since September 2022), Barings Private Equity Opportunities and Commitments Fund.

Robert Spengler, Jr. (42) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since February 2023	Principal Consultant, ACA Group; Chief Compliance Officer (since February 2023), Barings Corporate Investors; Chief Compliance Officer (since February 2023), Barings Private Equity Opportunities and Commitments Fund.
* Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of each Trust. The officers were last elected on November 17, 2022.

Barings Participation Investors
2022 Annual Report

APPROVAL OF INVESTMENT SERVICES CONTRACT
At a meeting of the Trustees held on November 17, 2022, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously approved a one-year continuance of the Contract.
Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees’ legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial results and condition of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and “fallout” benefits to Barings resulting from the Contract.
In connection with their deliberations regarding the continuation of the Contract, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees’ conclusion as to the continuance of the Contract was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements between Barings and the Trust are the result of years of review and discussion between the independent Trustees and Barings, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Nature, Extent and Quality of Services to be Provided by Barings to the Trust
In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings’ ability to find and negotiate private placement securities that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings’ staff; (iv) the strength of Barings’ financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the scope of services provided by Barings in light of regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the renewed Contract.
Investment Performance
The Trustees examined the Trust’s short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed the Credit Suisse Leveraged Loan Index for the 3-month, year-to-date, 1-, 3- and 5-year periods, had outperformed the Bloomberg Barclays US Corporate High Yield Index for the 3-month, year-to-date, 1-, 3-, 5- and 10-year periods, and had outperformed the S&P 500 Index for the 3-month, year-to-date and 1-year periods but underperformed the S&P 500 Index for the 3-, 5-, and 10-year periods, in each case ended June 30, 2022. In addition, the Trustees considered comparisons of the Trust’s performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Broadridge closed-end bond universe. The Trustees considered that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust’s absolute and relative performance over time have been sufficient to warrant renewal of the Contract.
Advisory Fee/Costs of Services Provided and Profitability/ Manager’s “Fallout” Benefits
In connection with the Trustees’ consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Corporate Investors, which is also

Barings Participation Investors
2022 Annual Report
advised by Barings. Under the terms of its Investment Services Contract, Barings Corporate Investors is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to various private and public funds that Barings manages that invest in similar asset classes, and observed that the fee charged to Barings Corporate Investors is lower than the Trust’s advisory fee.
At the request of the Trustees, Barings provided information concerning the profitability of Barings’ advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust’s portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings’ historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.
Economies of Scale
The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust’s current size and closed-end fund structure.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously concluded that the Trust’s Contract should be continued for an additional one-year period.

Barings Participation Investors
2022 Annual Report

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS, Agent for Barings Participation Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Members of the Board of Trustees
Michael H. Brown* Private Investor	Barbara M. Ginader* Retired Managing Director and General Partner Boston Ventures Management	Edward P. Grace* President Phelps Grace International, Inc
David M. Mihalick Head of Private Assets, Barings	Clifford M. Noreen Head of Global Investment Strategy Massachusetts Mutual Life Insurance Company	Susan B. Sweeney* Private Investor
Maleyne M. Syracuse* Private Investor

Officers
Christina Emery President	Andrea Nitzan Principal Accounting Officer	Alexandra Pacini Secretary
Ashlee Steinnerd Chief Legal Officer	Robert Spengler, Jr. Chief Compliance Officer	Christopher Hanscom Chief Financial Officer and Treasurer
Sean Feeley Vice President	Joseph Evanchick Vice President	Matthew Curtis Tax Officer

* Member of the Audit Committee

Barings
PARTICIPATION INVESTORS
2022 Annual Report

C16.959